United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023 (June 12, 2023)

Newcourt Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40929	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Broadway, Suite 705 Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 214-3750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	NCACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share, included as part of the Units	NCAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	NCACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer

Effective June 12, 2023, the board of directors (the “Board”) of Newcourt Acquisition Corp (the “Company”), appointed Jurgen van de Vyver as Chief Financial Officer (the “CFO”) of the company.

Mr. van de Vyver, 34, has served as a partner at Launchpad Capital since May 2021, where he co-leads early-stage fintech investments and manages the firm’s finance and business operations. Before joining Launchpad Capital, Mr. van de Vyver was the head of finance and operations at Propel Venture Partners, a venture capital fund backed by BBVA Group, from October 2017 to May 2021. Mr. van de Vyver also served as a consultant, from 2015 to 2017, for CrossCountry Consulting, where his clients included Lending Club (NYSE: LC), Danaher (NYSE: DHR) and Marriott Vacations Worldwide Corp (NYSE: VAC). Mr van de Vyver is a CA(SA) and obtained his bachelor’s in accounting from Stellenbosch University in 2010 and his Honors degree in Accounting in 2011 from Stellenbosch University.

In connection with Mr. van de Vyver’s appointment as the CFO of the Company, the Company entered into both an indemnity agreement and a letter agreement with Mr. van de Vyver. Both the indemnity agreement and the letter agreement are substantially similar to those agreements entered into by the Company’s other officers and directors in relation to the Company’s initial public offering.

No family relationships exist between Mr. van de Vyver and any other executive officers or directors of the Company. There are no arrangements between Mr. van de Vyver and any other person pursuant to which Mr. van de Vyver was selected as an officer of the Company. There are no transactions to which the Company is or was a participant and in which Mr. van de Vyver has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2023

NEWCOURT ACQUISITION CORP

By:	/s/ Marc Balkin
Name:	Marc Balkin
Title:	Chief Executive Officer